

AgEagle

Agriculture in Focus: Sustainability

Disclaimer

AgEagle

This presentation contains forward-looking statements. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Such forward-looking statements include projections. Such projections were not prepared in accordance with public guidelines of the American Institute of Certified Public Accountants regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of the company. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

The views expressed are those of management and are based on currently available information. Estimates and projections contained herein have been prepared by management and involve significant elements of subjective judgment and analysis and are based on certain assumptions. No representation nor warranty, expressed or implied, is made as to the accuracy or completeness of the information contained in this document, and nothing contained herein is, or shall be relied upon, as a promise or representation, whether as to the past or the future. The projections are not intended to follow generally accepted accounting principles. Neither our accountants nor our legal counsel have compiled, audited, prepared, or contributed to the projections or the underlying assumptions. None of these parties express an opinion with respect to the projections. You are cautioned not to place undue reliance on these forward-looking statements.

Except for ongoing obligations of the company to disclose material information under the federal securities laws, the company does not undertake any obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

A Brief Introduction to AgEagle

AgEagle is a leading provider of drone imagery data analytics for the Precision Agriculture & Sustainable Agriculture markets.

We use the data captured by sensors on our drones to gauge the health of commercial crops and reduce the amount of chemicals in our food.





AgEagle's Two Target Markets

AgEagle's aerial imagery analytics serve two clear and separate target markets: Precision Agriculture and Sustainable Agriculture

Precision Agriculture

› Our focus in the precision agriculture industry is to help farmers improve crop yields using AgEagle's critically-acclaimed fixed-wing drone platform and building a world-class suite of aerial data analytics



SENSORS AND REMOTE SENSING
HIGH PRECISION POSITIONING SYSTEMS
GEOMAPPING
AUTOMATED STEERING SYSTEMS
VARIABLE RATE TECHNOLOGY
INTEGRATED ELECTRONIC COMMUNICATIONS

Technical Disruption

Sustainable Agriculture

› Using the same suite of data analytics, AgEagle will help food manufacturers meet their sustainable farming initiatives by helping them reduce the chemicals that go into our food



Soil salinity management
Energy management
Nutrients and soil fertility management
Integrated pests management
Pasturelands management
Erosion management
Post harvest losses management
Livestock management
Water and irrigation management
Fishery and aquaculture management
Wetlands management

Social Disruption

What is Precision Agriculture?

Precision Agriculture is the practice of managing specific areas of a farmer's field, down to 1/100 of an acre, utilizing state of the art technology.

- **Remote sensing** – Aerial imagery identifies problem areas and can automatically transmit data to variable rate sprayers
- **Variable rate technology** – Technology that allows nutrients to be placed in precise locations on the field
- **GPS-equipped machines** – Machines move themselves along pre-determined routes to within 6 inches of accuracy using GPS connections as guides.



SENSORS AND REMOTE SENSING
HIGH PRECISION POSITIONING SYSTEMS
GEOMAPPING
AUTOMATED STEERING SYSTEMS
VARIABLE RATE TECHNOLOGY
INTEGRATED ELECTRONIC COMMUNICATIONS

- **Crop yield monitor** – A device coupled with other sensors to calculate and record the crop yield
- **Direct sensing** – Real-time, vehicle mountable sensors measure everything from chlorophyll levels to plant water levels

Problem: Poor Data = Poor Results

AgEagle

Without regular access to the real time data on crop health conditions, growers are leaving yield in the field





- The costs of poor crop intelligence data are *substantial*:
  - 50% of fertilizers[1] and 95% of pesticides[2] ***miss their targets***
  - 15% - 20% of yields are lost due to ***inadequate fertilizer application***[3]
  - 40% of fields are ***over-fertilized***[3]
  - 10% of fields experience ***>10% yield loss*** from undiagnosed health conditions[4]
- Current image analytic options include satellites, whose imagery data is limited to ~10 feet[5] of accuracy and at risk of cloud cover, and small planes, which are expensive to hire
- With the global population expected to be 9.7 billion by 2050, estimates dictate that current levels of food supply will need to grow 70% in order to meet demand[3]

[1] U.S. Geological Survey
[2] Sustaining the Earth, Miller GT, 2004
[3] Goldman Sachs' "Profiles in Innovation: Precision Farming", July 2016
[4] D. Brauer, Nebraska corn & soybean agronomist
[5] GPS.gov

AgEagle Aerial Data Collection System

AgEagle's carbon fiber infusion process offers an entirely new way to collect actionable crop data

Camera underneath the RX-60

Strong cover protecting autopilot, camera, and other flight systems


AgEagle

Lightweight (~6 lbs with 54 inch wingspan) laminated shell via proprietary lamination process

High propulsion propeller – 900 Rpm/V



Image Capture

Camera is modified for near-infrared (NIR) imagery



Additional Control

Flight control / planner and prescription map via phone or tablet

AgEagle Aerial Data Collection Process

AgEagle provides a simple solution to acquire high quality, actionable data that can reduce the use of chemicals and increase crop yields, resulting in improved quality and profits

Build Flight Plan



UAV flies and captures data



Aerial prescription map created and delivered



"Ground Truthing" i.e. inspect crops



Prescription map controls applicators applying only to precise areas of need



Realized Value Through Actionable Aerial Data Collection

AgEagle provides growers with actionable data needed to improve yields and reduce time in the field

EQUIPMENT EFFICIENCY

Reduces over-application of chemicals and pesticides by precision-ag applicators

YIELD QUALITY

Improves yields with early detection and treatment of plants with health issues

FIELD ANALYSIS

(Ground Truthing)

Reduces time spent on foot in the field from 60 to 15 minutes per 10 acre field

NET PROFITABILITY

Results in increased annual net profit



Source: Company estimates

Development of Advanced Crop Intelligence Data Platform

AgEagle's advanced data analytics platform will provide crop intelligence for superior decision making and, through technical disruption, bring a ten thousand year old industry into the 21st century

- As of today, AgEagle's system detects the biological status of crops from the plant's reflectance spectrum *beyond* the range of human vision
- AgEagle is growing the current range of image analytics with the development and/or acquisition of more advanced algorithms and sensors
  - Using advanced sensors will allow AgEagle to build upon its current analytical offerings of Near Infrared and Vegetation Vigor (normalized difference vegetation index or "NDVI")
  - With the development of additional innovative algorithms, AgEagle will be able to analyze the UAV-captured images in order to diagnose and aggregate crop metrics such as:
    - Vegetation Stress
    - Crop Population Statistics
    - Weed Coverage
    - Growth Stage of the Crop



- The aggregation of all this crop intelligence will be extremely valuable to the farmer in the future, as well as additional third parties such as seed & fertilizer suppliers, ag insurance companies, commodity brokers, etc. who would purchase the scrubbed data products to measure yield outcomes, calculate risk and predict price movements in real time

Case Study – Aphid Infestation in a Wheat Farm

A farmer was aware of an aphid problem, but unsure of how much of the field was taken over. His AgEagle Drone delivered a near-infrared image, stitched 10 minutes after landing. It was estimated that the aphid infestation was present in 34 acres of the field.

RESULT: Farmer was able to apply treatment only to the 34 acres of the field that needed treatment – saving time, money and limiting the impact to his nutrient rich soil.

AgEagle can assist farmers in identifying infestations early and provide farmers with the necessary information to proactively treat the infestation, preserve crop yield and reduce chemicals in our food.



Summary
Map 1
Map 1 Layers
Analysis Results | 2015
NDVI
Transparency - 100 %
NDVI
0.48 - 0.75
0.46 - 0.48
0.44 - 0.46
0.43 - 0.44
0.42 - 0.43
0.39 - 0.42
-0.02 - 0.39
Map Summary
Query Results
Picture Notes

Massive Opportunity in the Technical Disruption of the Precision Ag Industry

The AUVSI estimates that drone aerial data collection will generate nearly $30 billion in revenue globally over the next 5 years, with the U.S. market projected to be more than 40% of the commercial UAV market[(1)]

- Goldman Sachs estimates the total addressable digital agricultural technology market, of which AgEagle is a part, at $240 billion[(3)]
- The total addressable market for ag drones in the U.S. is between $1.4 billion and $6.1 billion according to Goldman Sachs and AUVSI
- UAVs in agriculture will add more than $75 billion to the U.S. economy by 2025, with global forecasts nearly doubling estimates
- The United Nations Food & Agriculture Organization estimates the world will require 70% more food production by 2050[(4)]

Global Crop Value Growth Required to Reach FAO Food Production Projection[(3)]



$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
US$ bn
$1,158
$212
$145
$116
$145
$48
$19
$125
$1,969
Current value
Precision fertilizer
Compaction reduction
Precision irrigation
Precision planting
Precision spraying
Moisture sensing
Other
2050 Target

U.S. Total Addressable UAV Market[(2)]



Consumer 14%
Civil 6%
Commercial 9%
Military 71%
Insurance Claims 13%
Construction 37%
Agriculture 40%
Other 10%

(1) Association for Unmanned Vehicle Systems International
(2) Goldman Sachs' "Profiles in Innovation", March 2016
(3) Goldman Sachs' "Profiles in Innovation: Precision Farming", July 2016
(4) The UN Food and Agriculture Organization Association for Unmanned Aerial Vehicle Systems International

Industry Recognition as a Market Leader

A variety of media outlets have recognized AgEagle as a leading option in the precision agriculture market



IBNewsmag™
International Business News
April, 2015
American-made drones flock to export markets
AgEagle
UAS MAGAZINE
Flying For The Farm
The Business Model For Precision Ag UAV Firms
AgEagle
MANUFACTURING & DISTRIBUTION
The Birthplace of Precision-Ag UAVs
AgEagle
Machinery FARMER
AgEagle is useful to growers
AgEagle
AgEagle
AgEagle.com

What is Sustainability?

The concept of sustainability is that we as people can meet the resource needs of the present without compromising the resource needs of future generations in order for both the human race and planet Earth to survive


SUSTAINABILITY





The Three Pillars of Corporate Sustainability

The three pillars of corporate sustainability are People, Planet & Profits. AgEagle is specifically focused on how it can positively impact the Planet pillar – with a focus on the business of agriculture



People
Sustainability
Profits
Planet
Sustainable Agriculture
Chemicals
Water
Energy
Soil

AgEagle's Core Focus – Sustainable Agriculture

Sustainable Agriculture is the production of food, fiber, or other plant or animal products using farming techniques that protect the environment, public health, human communities and animal welfare

AgEagle's Sustainability Focus

- **Reduce Chemicals**
- Soil health
- Soil loss
- Nutrients
- Pest management
- Energy usage
- Water usage
- Water damage



Soil salinity management
Energy management
Nutrients and soil fertility management
Integrated pests management
Pasturelands management
Erosion management
Post harvest losses management
Livestock management
Fishery and aquaculture management
Water and irrigation management
Wetlands management

The Consumer Push for Sustainability

AgEagle

The growing consumer desire to make healthier food choices is placing increased pressure on food manufacturers to increase sustainability initiatives – consumers want less chemicals in their food




ARMY


Organic
TRY Sprouts
For your Health!


ACCESS TO LAND FOR SUSTAINABLE FARMING


SECURE AUSTRALIA'S
FARMING FUTURE
✓Protect the Liverpool Plains
✓Fund sustainable agriculture
✓Support local processing
✓A fair go for producers
THE GREENS

A History of Watchdog Pressure Changing Corporate Behavior

AgEagle

"Watchdogs" have fought and won numerous sustainability battles – Nike famously violated basic human rights with their shoe sweatshops and many "dirty energy" companies, such as coal, have seen their industries all but disappear

Human Rights
1991 - Ongoing

NIKE®



JUST DON'T
DO IT
JUST DON'T
DO IT
JUST DON'T
DO IT
NIKE

Carbon Emissions
2006 - Ongoing

an inconvenient truth



LOVE OUR MOTHER
CLIMATE LEGISLATION NOW

Food Companies Focus on Sustainability

While less than 20% of companies in the S&P 500 reported on their sustainability initiatives in 2011, that number has skyrocketed to 85% of S&P 500 companies as of today due to consumer activism


PEPSICO
General Mills
Kellogg's
Associated British Foods plc
Nestlé
Mondelēz International
(formerly Kraft Foods)
Coca-Cola
Unilever
DANONE
MARS
GROW
FOOD. LIFE. PLANET.
OXFAM

(1) G&A Institute Research Results, March 2018

(2) Oxfam GROW Blog, "Behind the Brands", December 2014

Sustainability Watchdogs

The recent focus on sustainability has gotten so large, that Yahoo Finance, arguably the world's most widely used finance website, has added a tab focused purely on ranking a company's sustainability



YAHOO!
PEPSICO
PepsiCo, Inc. (PEP)
96.80 -0.35 (-0.36%)
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MAKE SPRING COUNT WITH A CHANCE TO WIN $10,000*
People Also Watch



YAHOO!
Coca-Cola
Coca-Cola Bottling Co. Consolidated (COKE)
127.22 +0.42 (+0.33%)
129.03 +1.81 (1.42%)
People Also Watch



YAHOO!
McDonald's
McDONALD'S
McDonald's Corporation (MCD)
163.06 -1.66 (-1.01%)
163.06 0.00 (0.00%)
People Also Watch



YAHOO!
Unilever
Unilever PLC (UL)
55.42 -0.61 (-1.09%)
55.42 0.00 (0.00%)
FLY TO ICELAND & EUROPE FOR LESS
People Also Watch

Sustainability Ratings

With financial watchdogs ranking every public company's sustainability programs, accountability is more in focus than ever, pushing companies to focus on and spend more building a sustainable foundation



PepsiCo, Inc. (PEP)
NasdaqGS - NasdaqGS Real Time Price. Currency in USD
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Summary Chart Conversations Statistics Profile Financials Options Holders Historical Data Analysis Sustainability
Environment, Social and Governance (ESG) Ratings
Total ESG score 72 96th percentile Leader
Environment 79 99th percentile
Social 66 85th percentile
Governance 73 89th percentile
ESG Performance vs 91 Peer Companies
ESG PERFORMANCE
CONTROVERSY LEVEL
Environment 35 79
Social 34 76
Governance 41 83
0 100
3 Significant Controversy level
None 5
ESG data provided by Sustainalytics, Inc. Last updated on 5/2018
Historical ESG Performance
PEP Category Average
ESG Score for Peers
Name Total ESG score E S G
NESR.HM NESTLE NAM. SF-,10 74 75 73 76
KOFL.MX COCA-COLA FEMSA, S.A.B... 72 70 73 74
PEP (this company) Pepsico, Inc. 72 79 65 73
GUI.MU DIAGEO PLC LS-,28935185 71 77 71 64
bookit #1 IN ALL-INCLUSIVE RESORTS
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ALL INCLUSIVE
DEALS FROM $81

Major Food Manufacturers Are Working Towards Sustainable Food Sourcing

AgEagle

Most major food companies publish a sustainability action report, which has each organization's plans, past efforts and defined goals regarding their sustainable practices – AgEagle's services are designed to help them meet their clearly published goals


PEPSICO
PERFORMANCE WITH PURPOSE
2025 AGENDA
SUSTAINABILITY REPORT 2016
Agriculture and transformation
Growing and transporting crops, and turning them into food ingredients
36%
Unilever
SUSTAINABLE AGRICULTURE CODE 2017
2016 Sustainability Report
2016 Sustainability Report: Agriculture
By: The Coca-Cola Company | Aug 17, 2017
Improving Sustainable Agriculture
LESS THAN 1% of farmland in the U.S. is certified organic
Kashi
Introducing a new medium-grain rice variety in Thailand engaged 700 FARMERS
60% ARE WOMEN
proforest
Kellogg's
2016/2017 Corporate Responsibility Report | 27
At The Coca-Cola Company, we rely on agricultural ingredients for our products. In 2013, we set a goal to more sustainably source our priority ingredients by 2020. Priority ingredients include cane and beet sugar, high fructose corn syrup, stevia, tea, coffee, oranges, lemons, grapes, apples, mangos, pulp and paper fiber for packaging, palm oil and soy.

The Solution to the Food Manufacturer's Biggest Sustainability Problem

AgEagle

Major food manufacturers are *not* set up to monitor how the ingredients they purchase from farmers are treated and handled in the field, yet consumers are demanding full transparency and accountability on the chemical treatment of their food – that's where AgEagle comes in



PHOTO
109
72
6.5
78°
notes
location
photos
count
rows08
kernels36
TOTAL742
save field count

The Foundation of a Sustainability Field Index

AgEagle

Using AgEagle's advanced analytics and services, we establish a baseline farm index in several key areas that advance agricultural sustainability efforts



Aerial Imagery

- With hundreds to thousands of photos taken per flight, AgEagle plans to collect the largest database of aerial imagery in the marketplace
- Not only will the customers who pay for the data service get all the data from those images, but the data can also be scrubbed and sold to interested 3rd parties, such as commodity traders and seed companies



Soil Sampling

- A soil test refers to the analysis of a soil sample to determine the nutrient content, composition and other characteristic such as acidity or pH level. A soil test can determine fertility which indicates nutrient deficiencies and potential toxicities.
- Traditional soil analyzing involves taking soil samples to labs to be tested and studied



Insects

- Insects are one of the main factors that inhibit maximum yields for farmers
- Using UAV imagery and advanced analytics, AgEagle is able to diagnose infestations of insects
- Future use of machine learning should allow us to be able to identify the exact insect behind the infestation and subsequent crop damage



Stand Count

- One of the holy grails of data analytics based on UAV imagery, stand count will allow farmers to compare historical yields earlier in the growth process
- Accurate stand count analytics will provide farmers with early diagnosis of seed germination results, thereby providing an opportunity to re-plant that wasn't possible before


FERTILIZER

Inputs

- While the goal is different for farmers and input providers in regards to amount of input used, the end goal of providing maximum yields remains the same
- Consumers, who want the most natural product they can get, and farmers, who want to spend the least amount possible on inputs, will both benefit from the input data provided by AgEagle's platform



Weather

- One of the other main factors that inhibit maximum yields for farmers, weather is essential to farming
- Any ability to predict the effect of the weather on crops, as well as the historical data captured in doing so, would help farmers save and cultivate their crop for maximum yields

A Special Focus on Water Efficiency & Sustainability

AgEagle

AgEagle, recognizing the need for water sustainability, will use aerial imagery and anyalytics to predict and determine water issues in the field.



Water Efficiency

- World Economic Forum's Global Risk Report identified water as the biggest societal and economic risk in terms of impact through 2025
- More than 70% of freshwater is used for agriculture
- Using UAV imagery, AgEagle can identify water stress and improve yields through sustainable and economic decisions



AgEagle's Plan for a Sustainability Product

AgEagle works closely with a food manufacturer's contract farms to measure and advance the customer's sustainability goals before, during and after the cyclical grow seasons



Annual Business Review
Establish Baseline
Early Season Analytics
Mid Season Analytics
VS
Post Season Analytics
Yield Optimization
Quarterly Reviews
Continuous Improvement
Sustainability
TODAY
TOMORROW
FUTURE

Connecting the Farm to Sustainability

AgEagle

AgEagle's product and data platform is uniquely designed to support different corporations' sustainability goals by tracking and documenting everything related to sustainability on the farm











PepsiCo, Inc. (PEP)
96.80 -0.35 (-0.36%)
96.80 0.00 (0.00%)
Environment, Social and Governance (ESG) Ratings
72
79
66
73
ESG Performance vs 91 Peer Companies
ESG PERFORMANCE
CONTROVERSY LEVEL
Environment
Social
Governance
3
ESG Score for Peers
Historical ESG Performance
50% OFF
#1 RESORTS

Positively Impact Corporate Sustainability Ratings

AgEagle's Projected Market Approach

AgEagle has an aggressive, forward-looking strategy to usher in a new foundation in sustainable agriculture for corporate sustainability programs around the world

$$$ per acre revenue model


2018
2019
2020
2021
2022

2018	2019	2020	2021	2022
Establish Product Offering and Begin Marketing Campaign	*By the start of the 2019 grow season, AgEagle projects 50,000 acres under contract*	*By the start of the 2020 grow season, AgEagle projects 150,000 acres under contract*	*By the start of the 2021 grow season, AgEagle projects 400,000 acres under contract*	*By the start of the 2022 grow season, AgEagle projects 750,000 acres under contract*

Contact

AgEagle Aerial Systems, Inc.
Bret Chilcott, Chief Executive Officer
117 S. 4th Street, Neodesha, KS 66757
Corporate Website: www.AgEagle.com